                                                                  Exhibit 24.1


                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ O. VICTOR EDELBROCK
                                        -------------------------------
                                            O. Victor Edelbrock

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ JEFFREY L. THOMPSON
                                        -------------------------------
                                            Jeffrey L. Thompson

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ ARISTEDES T. FELES
                                        -------------------------------
                                            Aristedes T. Feles

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ CATHLEEN EDELBROCK-FORD
                                        -------------------------------
                                            Cathleen Edelbrock-Ford

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ TIMOTHY D. PETTIT
                                        -------------------------------
                                            Timothy D. Pettit

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ ALEXANDER MICHALOWSKI
                                        -------------------------------
                                            Alexander Michalowski

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ RICHARD WILBUR
                                        -------------------------------
                                            Richard Wilbur

                               POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey L. Thompson and Aristedes T. Feles, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as director or officer or both, as the case may be, of Edelbrock Corporation, a Delaware corporation (the "Company"), the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, and to sign any and all amendments to such annual report, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 1999.



                                        /s/ JERRY HERBST
                                        -------------------------------
                                            Jerry Herbst